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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):       OCTOBER 31, 1999
                                                 -------------------------




                             DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)



           DELAWARE                                    333-74901                           25-1824148
   --------------------------------             ------------------------               ----------------------
   (State or other jurisdiction of              (Commission File Number)                 (I.R.S. Employer
   incorporation or organization)                                                      Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                                18901
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code: (215) 345-6600
                                                   -----------------




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         (Former name or former address, if changed since last report.)




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Item 7.    Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables X 1999-2 Servicer Report for month ending October 31, 1999, payment date November 15, 1999






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DVI Receivables Corp. VIII
                                                  --------------------------
                                                         (Registrant)



Dated:  November 24, 1999                By:      /s/ Steven R. Garfinkel
                                                  --------------------------
                                                  Steven R. Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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